For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.

1.  Issuer:  Icahn Enterprises L.P. and Icahn Enterprises Finance Corp. (2020)

2.  Date of Purchase:  1/8/2014                                                                3.  Date offering commenced: 1/8/2014

4.  Underwriter(s) from whom purchased:  Citigroup Global Markets Inc.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC

6.  Aggregate principal amount or number of shares purchased:                     $524,166.67*
      * This number represents the principal amount of $500,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:  $1,224,000,000.00**
      ** This number represents the principal amount of $1,200,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $               $102,000

9.  Initial public offering price:                                         $102,000

10.  Commission, spread or profit:  _0.625%________%              $____________

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.           The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.           The securities are reasonably believed to be eligible for resale to other QIBs.
d.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f. The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _2/20/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77 Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.

1.  Issuer:  Icahn Enterprises L.P. and Icahn Enterprises Finance Corp. (2017)

2.  Date of Purchase:  1/8/2014                                                                3.  Date offering commenced: 1/8/2014

4.  Underwriter(s) from whom purchased:  Citigroup Global Markets Inc.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC

6.  Aggregate principal amount or number of shares purchased:                   $200,000.00*
      * This number represents the principal amount of $200,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:     $1,175,000.000**
      ** This number represents the principal amount of $1,175,000,000 times the offering price

8.  Purchase price (net of fees and expenses):                        $100.000

9.  Initial public offering price:                                              $100.000

10.  Commission, spread or profit:  ____0.500%              $____________

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.           The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.           The securities are reasonably believed to be eligible for resale to other QIBs.
d.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f. The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/Cynthia McCullough                                                                                                Date: _2/20/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND:  Pace High Yield Fund

Name of Adviser or Sub-Adviser:  MacKay Shields

1.  Issuer: ICAHN Enterprises/Fin 6% due 08/01/2020

2.  Date of Purchase:  1/8/2014                                                                3.  Date offering commenced: 1/8/2014

4.  Underwriter(s) from whom purchased:  Citigroup Global Markets Holdings

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6.  Aggregate principal amount or number of shares purchased:           $2,111,400 firmwide

7.  Aggregate principal amount or total number of shares of offering:  $1,224,000.000

8.  Purchase price (net of fees and expenses):  $102.00

9.  Initial public offering price:  $102.00

10.  Commission, spread or profit:  ____0.625%              $____________

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.           The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.           The securities are reasonably believed to be eligible for resale to other QIBs.
d.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f. The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/Ryan Biolsi                                                                                                Date: _1/10/2014___

Print Name: Ryan Biolsi, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.

1.  Issuer:  Continental Resources, Inc. (2044)

2.  Date of Purchase:  5/12/2014                                                                3.  Date offering commenced: 5/12/2014

4.  Underwriter(s) from whom purchased:  Merrill Lynch,Pierce,Fenner & Smith Incorporated

5.  “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets, LLC

6.  Aggregate principal amount or number of shares purchased:                     $119,660.40*
      * This number represents the principal amount of $120,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:     $700,000,000.00**
      ** This number represents the principal amount of $ times the offering price

8.  Purchase price (net of fees and expenses):                              $99.717

9.  Initial public offering price:                                                     $99.717

10.  Commission, spread or profit:  __ 0.875%              $____________

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.           The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.           The securities are reasonably believed to be eligible for resale to other QIBs.
d.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f. The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/Cynthia McCullough                                                                                                Date: _6/23/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND:  PACE International Fixed Income Securities

Name of Adviser or Sub-Adviser:  Rogge Global Partners Plc

1.  Issuer:  Mizuho Bank Limited (US60688XAA81)

2.  Date of Purchase:  9 Apr 2014                                                                3.  Date offering commenced: 9 Apr 2014

4.  Underwriter(s) from whom purchased:  Mizuho Securities USA Inc.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6.  Aggregate principal amount or number of shares purchased:              US$2,296,688

7.  Aggregate principal amount or total number of shares of offering:  US$499,280,000

8.  Purchase price (net of fees and expenses):  US$99.856

9.  Initial public offering price:  US$99.856

10.  Commission, spread or profit:  ______0.55%              $12,632____________

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.           The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.           The securities are reasonably believed to be eligible for resale to other QIBs.
d.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f. The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Compliance                                                                                                Date:__5/2/2014____

Print Name:  Sukhjivan Singh

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3

Rule 144A Securities

FUND:  PACE Municipal Fixed Income Investments

Name of Adviser or Sub-Adviser:  Standish Mellon Asset Management

1.  Issuer:  NY MTA TRANS C'24/100, 5.00%, 11/15/27

2.  Date of Purchase:  4/11/14                                                                3.  Date offering commenced: 4/11/14

4.  Underwriter(s) from whom purchased:  WELLS FARGO SECURITIES, LLC

5.  “Affiliated Underwriter" managing or participating in syndicate:

BNY Mellon Capital Markets

6.  Aggregate principal amount or number of shares purchased:                  $ 2,356,140.60

7.  Aggregate principal amount or total number of shares of offering:     $ 563,670,000.00

8.  Purchase price (net of fees and expenses):  $112.734

9.  Initial public offering price:  $112.734

10.  Commission, spread or profit:  ______0.50___%              $____________

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.           The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.           The securities are reasonably believed to be eligible for resale to other QIBs.
d.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f. The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:    /s/Dan Rabasco                                                                                                Date:  6/13/2014____

Print Name:  Dan Rabasco

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.

1.  Issuer:  The Goldman Sachs Group, Inc. (2049-Preferred)

2.  Date of Purchase:  4/21/2014                                                                3.  Date offering commenced :4/21/2014

4.  Underwriter(s) from whom purchased:  Goldman  Sachs & Co.

5.  “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets, LLC

6.  Aggregate principal amount or number of shares purchased:                            $620.000*
      * This number represents the principal amount of $620,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:         $1,300,000.000**
      ** This number represents the principal amount of $1,300,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $100.000

9.  Initial public offering price:  $100.00

10.  Commission, spread or profit: $1.500%

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _4/20/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:  The Goldman Sachs Group, Inc. (2049-Preferred)

1.  Issuer:  BlackRock Financial Management, Inc.

2.  Date of Purchase:  4/21/2014                                                                3.  Date offering commenced: 4/21/2014

4.  Underwriter(s) from whom purchased:  Goldman Sachs & Co.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC, PNC Capital Markets, LLC

6.  Aggregate principal amount or number of shares purchased:                         $400,000*
      * This number represents the principal amount of $16,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:         $700,000,000**
      ** This number represents the principal amount of $28,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $25.000

9.  Initial public offering price:  $25.000

10.  Commission, spread or profit: 0.315%

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _4/30/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:

1.  Issuer:  Citigroup Inc. (Preferred 2049)

2.  Date of Purchase:  4/23/2014                                                                3.  Date offering commenced: 4/23/2014

4.  Underwriter(s) from whom purchased:  Citigroup Global Markets Inc.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC

6.  Aggregate principal amount or number of shares purchased:                            $470,000*
      * This number represents the principal amount of $470,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:         $1,750,000,000**
      ** This number represents the principal amount of $1,750,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $100.00

9.  Initial public offering price:  $100.00

10.  Commission, spread or profit: 1.500%

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _4/30/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.

1.  Issuer:  Citigroup Inc. (2019)

2.  Date of Purchase:  4/1/2014                                                                3.  Date offering commenced: 4/1/2014

4.  Underwriter(s) from whom purchased:  Citigroup Global Markets Inc..

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC

6.  Aggregate principal amount or number of shares purchased:                     $788,783.40*
      * This number represents the principal amount of $790,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:        $1,996,920,000**
      ** This number represents the principal amount of $2,000,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $99.846

9.  Initial public offering price:  $99.846

10.  Commission, spread or profit: 0.325%

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _4/30/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

File number	811-8764	Exhibit 77O
For period ending	July 31, 2014	Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:

1.  Issuer:  Morgan Stanley (2049-Peferred)

2.  Date of Purchase:  4/22/2014                                                                3.  Date offering commenced: 4/22/2014

4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co. LLC.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC, PNC Capital Markets, LLC

6.  Aggregate principal amount or number of shares purchased:                     $1,625,000*
      * This number represents the principal amount of $65,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:        $500,000,000**
      ** This number represents the principal amount of $20,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $25.000

9.  Initial public offering price:  $25.000

10.  Commission, spread or profit: 0.315%

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _4/30/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

File number	811-8764	Exhibit 77O
For period ending	July 31, 2014	Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.

1.  Issuer:  Ryder System, Inc. (2019)

2.  Date of Purchase:  5/1/2014                                                                3.  Date offering commenced : 5/1/2014

4.  Underwriter(s) from whom purchased:  RBS Securities Inc.

5.  “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets, LLC

6.  Aggregate principal amount or number of shares purchased:                      $713,384.10*
      * This number represents the principal amount of $715,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:        $399, 96,000.00**
      ** This number represents the principal amount of $400,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $99.774

9.  Initial public offering price:  $99.774

10.  Commission, spread or profit: 0.500%

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _6/23/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:

1.  Issuer:  HCA Inc. (2019)

2.  Date of Purchase:  3/3/2014                                                                3.  Date offering commenced: 3/3/2014

4.  Underwriter(s) from whom purchased:  J.P. MORGAN SECURITIES LLC.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC

6.  Aggregate principal amount or number of shares purchased:                          $795,000*
      * This number represents the principal amount of $795,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:        $2,000,000,000**
      ** This number represents the principal amount of $2,000,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $100.000

9.  Initial public offering price:  $100.000

10.  Commission, spread or profit: 1.000%

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _4/1/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.

1.  Issuer:  HCA Inc. (2019)

2.  Date of Purchase:  3/3/2014                                                                3.  Date offering commenced : 3/3/2014

4.  Underwriter(s) from whom purchased:  J.P. MORGAN SECURITIES LLC.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC

6.  Aggregate principal amount or number of shares purchased:                        $310,0000*
      * This number represents the principal amount of $310,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:        $1,500,000,000**
      ** This number represents the principal amount of $1,500,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $100.000

9.  Initial public offering price:  $100.000

10.  Commission, spread or profit: 1.000%

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _4/1/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.

1.  Issuer:  JPMorgan Chase & Co. (2024)

2.  Date of Purchase:  1/21/2014                                                                3.  Date offering commenced: 1/21/2014

4.  Underwriter(s) from whom purchased:  J.P. Morgan Securities LLC.

5.  “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC

6.  Aggregate principal amount or number of shares purchased:                     $497,210.00*
      * This number represents the principal amount of $500,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:        $1,491,630,000**
      ** This number represents the principal amount of $1,500,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $99.442

9.  Initial public offering price:  $99.442

10.  Commission, spread or profit: 0.450%

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _2/20/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.

1.  Issuer:  Novartis Capital Corporation (2024)

2.  Date of Purchase:  2/18/2014                                                                3.  Date offering commenced : 2/1/2014

4.  Underwriter(s) from whom purchased:   Goldman, Sachs & Co..

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC

6.  Aggregate principal amount or number of shares purchased:                     $337,575.80*
      * This number represents the principal amount of $340,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:        $2,134,670,500**
      ** This number represents the principal amount of $2,150,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $99.287

9.  Initial public offering price:  $99.287

10.  Commission, spread or profit: 0.450%

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _3/17/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.

1.  Issuer:  The Goldman Sachs Group Inc. (2024)

2.  Date of Purchase:  2/26/2014                                                                3.  Date offering commenced: 2/26/2014

4.  Underwriter(s) from whom purchased:  GOLDMAN SACHS & CO.

5.  “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC

6.  Aggregate principal amount or number of shares purchased:                     $488,520.20*
      * This number represents the principal amount of $490,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:        $2,990,940,000**
      ** This number represents the principal amount of $3,000,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $99.698

9.  Initial public offering price:  $99.698

10.  Commission, spread or profit: 0.450%

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _3/17/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.

1.  Issuer:  Comcast Corporation  (2024)

2.  Date of Purchase:  2/19/2014                                                                3.  Date offering commenced: 2/19/2014

4.  Underwriter(s) from whom purchased:  BNP Paribas Securities Corp..

5.  “Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC & UBS Securities LLC

6.  Aggregate principal amount or number of shares purchased:                     $253,536.30*
      * This number represents the principal amount of $255,000 times the offering price

7.  Aggregate principal amount or total number of shares of offering:        $1,193,304,000**
      ** This number represents the principal amount of $1,200,000,000 times the offering price

8.  Purchase price (net of fees and expenses):  $99.426

9.  Initial public offering price:  $99.426

10.  Commission, spread or profit: 0.450%

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Cynthia McCullough                                                                                                Date: _3/17/2014__

Print Name: Cynthia McCullough, Portfolio Compliance

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Small/Medium Co Value Equity Investments

Name of Adviser or Sub-Adviser:  Metropolitan West Capital Management, LLC

1.  Issuer:  Post Holdings, Inc.

2.  Date of Purchase:  5/21/2014                                                                3.  Date offering commenced: 5/21/2014

4.  Underwriter(s) from whom purchased:  Barclays Capital

5.  “Affiliated Underwriter" managing or participating in syndicate:

Wells Fargo Securities

6.  Aggregate principal amount or number of shares purchased:                        6,218 shares

7.  Aggregate principal amount or total number of shares of offering:        2,500,000 shares

8.  Purchase price (net of fees and expenses):  $47.70

9.  Initial public offering price:  $47.70

10.  Commission, spread or profit: 3.75%                                                                           $1.79/share

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Nate Statler                                                                                                Date: _6/12/2014__

Print Name: Nate Statler

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Large Co Growth Equity Investments

Name of Adviser or Sub-Adviser:  Jackson  Square Partners, LLC

1.  Issuer:  Williams Co.

2.  Date of Purchase:  6/18/2014                                                                3.  Date offering commenced: 6/18/2014

4.  Underwriter(s) from whom purchased:  Citigroup

5.  “Affiliated Underwriter" managing or participating in syndicate:

       UBS

6.  Aggregate principal amount or number of shares purchased:     31,450 shares ($1,792,650)

7.  Aggregate principal amount or total number of shares of offering:       53,000,000 shares

8.  Purchase price (net of fees and expenses):  $57.00

9.  Initial public offering price:  $57.00

10.  Commission, spread or profit: _____%                                                                           $0.8550

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:    /s/Chris Bonavico                                                                                                Date: _7/10/2014__

Print Name: Chris Bonavico

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Small/Medium Co Value Equity Investments

Name of Adviser or Sub-Adviser:  Metropolitan West Capital Management, LLC

1.  Issuer:  Ladder Capital Corp.

2.  Date of Purchase:  5/5/2014                                                                3.  Date offering commenced: 5/5/2014

4.  Underwriter(s) from whom purchased:   Citi.

5.  “Affiliated Underwriter" managing or participating in syndicate:

Wells Fargo Securities

6.  Aggregate principal amount or number of shares purchased:                   750,000 shares

7.  Aggregate principal amount or total number of shares of offering:       13,250,000 shares

8.  Purchase price (net of fees and expenses):  $17.00/share

9.  Initial public offering price:  $$17.00/share

10.  Commission, spread or profit: 6.5%                                                                           $1.105 share

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Kristen Webster                                                                                                Date: _3/20/2014__

Print Name:  Kristen Webster

For period ending	July 31, 2014	Exhibit 77Q1
File number	811-8764	Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Small/Medium Co Value Equity Investments

Name of Adviser or Sub-Adviser:  Metropolitan West Capital Management, LLC

1.  Issuer:  Hudson Pacific Properties Inc.

2.  Date of Purchase:  1/23/2014                                                                3.  Date offering commenced: 1/23/2014

4.  Underwriter(s) from whom purchased:  Merrill Lynch

5.  “Affiliated Underwriter" managing or participating in syndicate:

Wells Fargo Securities

6.  Aggregate principal amount or number of shares purchased:                        9,770 shares

7.  Aggregate principal amount or total number of shares of offering:        8,250,000 shares

8.  Purchase price (net of fees and expenses):  $21.50/share

9.  Initial public offering price:  $21.50/share

10.  Commission, spread or profit: ____%                                                                           $0.516/share

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Nate Statler                                                             Date: February 11, 2014

Print Name: Nate Statler

File number	811-8764	Exhibit 77O
For period ending	July 31, 2014	Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Securities Fund

Name of Adviser or Sub-Adviser:  Rogge Global Partners

1.  Issuer:  Verizon Communications Inc. (VZ 4.15  15/Mar/24)

2.  Date of Purchase:  3/10/2014                                                                3.  Date offering commenced: 3/10/2014

4.  Underwriter(s) from whom purchased:  Citigroup Global Markets Inc.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Securities LLC

6.  Aggregate principal amount or number of shares purchased:                        US$499,190

7.  Aggregate principal amount or total number of shares of offering:      US$1,247,975,000

8.  Purchase price (net of fees and expenses):  US$99.838

9.  Initial public offering price:  US$99.838

10.  Commission, spread or profit: 0.45%                                                                           $2246

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:    Compliance                                                                                                Date:  March 17, 2014

Print Name:   Sukhjivan Singh

File number	811-8764	Exhibit 77O
For period ending	July 31, 2014	Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Securities Fund

Name of Adviser or Sub-Adviser:  Rogge Global Partners

1.  Issuer:  Comcast Corporation

2.  Date of Purchase:  2/19/2014                                                                3.  Date offering commenced: 2/19/2014

4.  Underwriter(s) from whom purchased:  BNP Paribas London.

5.  “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6.  Aggregate principal amount or number of shares purchased:                        US$347,991

7.  Aggregate principal amount or total number of shares of offering:      US$1,193,112,000

8.  Purchase price (net of fees and expenses):  US$99.426

9.  Initial public offering price:  US$99.426

10.  Commission, spread or profit: 0.45%                                                                           $_______

11. Have the following conditions been satisfied?	YES	NO
a.           The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.           The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.           The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.           The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.           The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.           The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:    Compliance                                                                                                Date:  February 19, 2014

Print Name:   Sukhjivan Singh

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